UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2006 ev3 Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51348	32-0138874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9600 54th Avenue North, Suite 100 Plymouth, Minnesota		55442
(Address of Principal Executive Offices)		(Zip Code)

(763) 398-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.         Changes in Registrant’s Certifying Accountant.

(a)            Dismissal of Previous Independent Registered Public Accounting Firm.

On June 22, 2006, ev3 Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm. The decision to dismiss PwC was approved by the Company’s Board of Directors and the Audit Committee of the Board of Directors.

The reports of PwC on the combined consolidated financial statements of the Company for the Company’s fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company’s fiscal years ended December 31, 2005 and 2004, and through June 22, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the Company’s financial statements for such years.

There were no “reportable events” described in Item 304(a)(1)(v) of Regulation S-K (“Regulation S-K”) during the Company’s fiscal years ended December 31, 2005 and 2004, and through June 22, 2006, except for the existence of certain previously reported material weaknesses in the Company’s internal control over financial reporting which are described below.

A material weakness is a control deficiency or a combination of control deficiencies that results in more than a remote likelihood that a material misstatement of the annual or interim consolidated financial statements will not be prevented or detected. As previously reported and discussed in Item 4, “Controls and Procedures,” in the Company’s Quarterly Report on Form 10-Q for the quarter ended July 3, 2005, in connection with PwC’s audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003, PwC reported two conditions, which together constituted a material weakness in the internal controls over the Company’s ability to produce financial statements free from material misstatements. PwC reported to the Company’s Board of Directors that the Company did not have a sufficient number of senior level financial personnel, and the Company’s controls over non-routine transactions did not ensure that accounting considerations were identified and appropriately recorded. These two conditions, in combination, constituted a material weakness in the Company’s internal control over financial reporting. As a result of measures subsequently implemented by the Company, the Company concluded that this material weakness in its internal control over financial reporting had been fully remediated as of October 2, 2005.

In addition, as previously reported and discussed in Item 9A, “Controls and Procedures,” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, the Company’s management concluded that as of July 3, 2005, October 2, 2005 and December 31, 2005 the Company did not maintain effective controls over the preparation, review and presentation and disclosure of the Company’s consolidated statements of cash flows.

Specifically, the Company incorrectly reported an interest payment on demand notes payable as a financing cash out-flow instead of an operating cash out-flow, in accordance with generally accepted accounting principles. This control deficiency resulted in the restatement of the Company’s consolidated financial statements for the quarters ended July 3, 2005 and October 2, 2005. Additionally, this control deficiency could result in a misstatement of the presentation and disclosure of the Company’s operating and financing cash flows in its consolidated financial statements that would result in a material misstatement in the Company’s annual or interim consolidated financial statements that would not be prevented or detected. Accordingly, management determined that this control deficiency constitutes a material weakness in the Company’s internal control over financial reporting. As discussed in Part I, Item 4, “Controls and Procedures” in the Company’s Quarterly Report on Form 10-Q for the quarter ended April 2, 2006, this material weakness remained outstanding as of April 2, 2006.

The Audit Committee of the Company’s Board of Directors discussed the material weaknesses described above with PwC, and the Company has authorized PwC to respond fully to the inquiries of its successor independent registered public accounting firm, Ernst & Young LLP, concerning the subject matter of the material weaknesses described above.

The Company requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not PwC agrees with the statements made by the Company set forth above and, if not, stating the respects in which PwC did not agree. The Company provided PwC with a copy of the foregoing disclosures. PwC has furnished a letter addressed to the SEC dated June 28, 2006, a copy of which is attached hereto as Exhibit 16.1.

(b)           Engagement of New Independent Registered Public Accounting Firm.

On June 22, 2006, the Audit Committee of the Company’s Board of Directors engaged Ernst & Young LLP (“Ernst & Young”) as the Company’s new independent registered public accounting firm. Ernst & Young was formerly the Company’s independent registered public accounting firm, and last audited the Company’s financial statements for the year ended December 31, 2002. During the Company’s fiscal years ended December 31, 2005 and 2004, and through the June 22, 2006 date of engagement of Ernst & Young, the Company has not consulted with Ernst & Young on items which: (1) related to the application of accounting principles to a specified transaction (completed or proposed) by the Company, or the type of audit opinion that might be rendered on the Company’s financial statements, and resulted in a written report being provided by Ernst & Young to the Company or oral advice being provided by Ernst & Young to the Company that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP, dated June 28, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2006	ev3 Inc.

	By:	/s/ Patrick D. Spangler
		Name:	Patrick D. Spangler
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP, dated June 28, 2006